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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

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St. Mary Land & Exploration Company
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 annual meeting of stockholders, which will be held in the Forum Room of Wells Fargo Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 26, 2004, at 3:00 p.m. local time.

        At the meeting you and the other stockholders will vote on the election of eight directors and approval of a Restricted Stock Plan for the issuance of restricted stock and restricted stock unit awards to employees, consultants and directors. The approval of the Restricted Stock Plan will not increase the number of shares of common stock authorized for grant of stock to employees, consultants or directors, as shares under this plan will be limited to and inclusive of shares previously authorized under the stock option plans. You will also have the opportunity to hear reports on St. Mary's operations and to ask questions of general interest. You can find other more specific information about the meeting in the accompanying proxy statement, and can find detailed information about St. Mary in the enclosed annual report.

        Please complete and sign the enclosed proxy card and return it promptly in the accompanying envelope, or use the telephone or Internet voting systems described on the proxy card. This will ensure that your shares are represented at the meeting even if you cannot attend.

        Thank you for your cooperation in returning your proxy card or voting by telephone or the Internet as promptly as possible. We hope to see many of you at our meeting in Denver.

Very truly yours,
Mark A. Hellerstein Chairman

St. Mary Land & Exploration Company
1776 Lincoln Street, Suite 700
Denver, Colorado 80203

Notice of Annual Meeting of Stockholders

May 26, 2004

To All Stockholders:

        The 2004 annual meeting of the stockholders of St. Mary Land & Exploration Company will be held in the Forum Room of the Wells Fargo Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 26, 2004, at 3:00 p.m. local time. The purposes of the meeting are:

  1.
  To elect eight directors to serve during the next year;

  2.
  To vote on approval of a Restricted Stock Plan to issue restricted stock and restricted stock unit awards to employees, consultants and directors. The approval of this plan will not result in increased dilution because it will not increase the number of shares available for grant to employees, consultants or directors as the shares will be limited to those currently available under previously approved stock option plans; and

  3.
  To transact any other business which may properly come before the meeting.

        Only stockholders of record at the close of business on April 12, 2004, may vote at this meeting.

        Please sign, date and return the accompanying proxy card in the enclosed envelope as soon as possible or use the telephone or Internet voting systems described on the proxy card. Any stockholder may revoke their proxy at any time before the vote is taken at the meeting.

By Order of the Board of Directors St. Mary Land & Exploration Company
David W. Honeyfield Secretary

Denver, Colorado
April 12, 2004

Proxy Statement Table of Contents

St. Mary Land & Exploration Company
1776 Lincoln Street, Suite 700
Denver, Colorado 80203
(303) 861-8140

Proxy Statement

General

        This proxy statement contains information about the 2004 annual meeting of stockholders of St. Mary Land & Exploration Company to be held in the Forum Room of the Wells Fargo Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 26, 2004, at 3:00 p.m. local time. The St. Mary Board of Directors is using this proxy statement to solicit proxies for use at the annual meeting. In this proxy statement, "St. Mary" and "the Company" both refer to St. Mary Land & Exploration Company. This proxy statement and the enclosed proxy card are being mailed to you on or about April 15, 2004.

Purpose of the Annual Meeting

        At the Company's annual meeting, stockholders will vote on:

  •
  the election of directors as outlined in the accompanying notice of meeting;

  •
  approval of a Restricted Stock Plan to issue restricted stock and restricted stock unit awards to employees, consultants and directors. The approval of this plan will not result in increased dilution because it will not increase the number of shares available for grant to employees, consultants or directors since the shares will be limited to those currently available under previously approved stock option plans; and

  •
  any other business that properly comes before the meeting.

        As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Who Can Vote

        Only stockholders of record at the close of business on the record date of April 12, 2004, are entitled to receive notice of the annual meeting and to vote the shares of St. Mary common stock they held on that date. As of April 12, 2004, there were 28,540,682 shares of St. Mary common stock issued and outstanding. Holders of St. Mary common stock are entitled to one vote per share and are not allowed to cumulate votes in the election of directors. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

        If your shares of St. Mary common stock are held by a broker, bank or other nominee (in "street name"), you will receive information from them on how to instruct them to vote your shares.

        If you hold shares of St. Mary common stock in your own name (as a "stockholder of record"), you may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope or following the telephone or Internet voting procedures described on the proxy card. The telephone and Internet voting procedures are designed to ensure that proxies are handled properly under Delaware law by authenticating votes cast by use of a personal identification number and allowing stockholders to confirm that their instructions have been properly recorded. If you vote by telephone or the Internet, you do not have to mail in your proxy card.

        If you hold shares in both street name and as a stockholder of record, you must vote separately for each set of shares.

        A proxy, when properly completed and not revoked, will be voted in accordance with its instructions. If no voting instructions on a particular matter are given on a properly executed and unrevoked proxy card, the shares represented by the proxy will be voted on that particular matter as follows:

  •
  FOR the election as directors of the nominees named in this proxy statement under the caption "Nominees for Election as Directors," and

  •
  FOR approval of the Restricted Stock Plan.

Revoking a Proxy

        You may revoke a proxy before the vote is taken at the meeting by:

  •
  submitting a new proxy with a later date either signed and returned by mail or transmitted using the telephone or Internet voting procedures before the meeting;

  •
  by voting in person at the meeting; or

  •
  by filing a written revocation with St. Mary's corporate secretary.

        Your attendance at the annual meeting will not automatically revoke your proxy.

Voting Requirements

        Election of Directors—The St. Mary By-Laws provide that the election of directors shall be decided by the vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Any shares present but not voted for approval, including withheld votes and broker non-votes, will have the same effect as if the shares were voted against approval.

        Approval of Restricted Stock Plan—Under New York Stock Exchange rules, the approval of the Restricted Stock Plan requires the affirmative vote of a majority of the votes cast on the Restricted Stock Plan, and that the total votes cast represent over 50% of all shares entitled to vote. Abstentions and broker non-votes will have the effect of votes against approval of the Restricted Stock Plan.

Quorum

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders of one-third of the outstanding shares of common stock are present at the meeting in person or by proxy. Abstentions and broker "non-votes" count as present for establishing a quorum. A broker non-vote occurs on a matter when a broker is not permitted to vote on that matter without instruction from the beneficial owner of the shares and no instruction is given. Under New York Stock Exchange rules, a broker is not permitted to vote shares held in street name on the Restricted Stock Plan without instructions from the beneficial owner. Shares held by St. Mary in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Payment of Proxy Solicitation Costs

        St. Mary will pay all costs of soliciting proxies. The solicitation will be made by mail. In addition to mailing proxy solicitation material, St. Mary officers, directors and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. St. Mary will ask banks, brokers, other institutions, nominees and fiduciaries to forward the proxy material to their principals and obtain authority to execute proxies. St. Mary will reimburse them for reasonable expenses. St. Mary has also retained The Altman Group, Inc. to assist in the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of reasonable expenses.

ELECTION OF DIRECTORS

        All directors of the Company are elected annually. At this meeting, eight directors are to be elected to serve for one year or until their successors are elected and qualified. The Company's nominees for these directorships are identified below; all of whom except William D. Sullivan are currently serving in that capacity. Arend J. Sandbulte, age 70, is a current director who is retiring from the Board of Directors after 15 years of service, based on the normal retirement age of directors, and will not stand for re-election to the Board of Directors.

        The Board of Directors has a Nominating and Corporate Governance Committee that selects the director nominees. This Committee performed its nominating committee functions during 2003 and early 2004. The Committee selects each nominee based on the nominee's skills, achievements and experience, with the objective as set forth in the Company's Corporate Governance Guidelines that the Board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the stockholders. The Committee believes that each nominee should have experience in positions of responsibility and leadership, an understanding of the Company's business environment and a reputation for integrity.

        The Committee evaluates each potential nominee individually and in the context of the Board as a whole. The objective is to recommend a group that will effectively contribute to the long-term success of the Company and represent stockholder interests. In determining whether to recommend a director for re-election, the Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

        When seeking candidates for director, the Committee solicits suggestions from incumbent directors, management, stockholders or others. The Committee has authority under its charter to retain a search firm for this purpose. A search firm was utilized in early 2004 to screen and identify new candidates to replace Mr. Sandbulte. This work included the preparation of formal write-ups and background searches of the candidates. After conducting an initial evaluation of potential candidates, the Committee interviewed a select number of candidates that it believed might be suitable to serve as a director. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it recommends his or her candidacy to the full Board of Directors.

        William D. Sullivan is standing for election to the Board of Directors for the first time. Mr. Sullivan was initially recommended to the Committee for consideration by Mr. Seidl, chairman of the Committee. Mr. Seidl received several recommendations of Mr. Sullivan from industry contacts. The Committee recommended Mr. Sullivan for candidacy to the Board of Directors as a culmination of the process outlined above. The entire Committee and Board believe that Mr. Sullivan will make a valuable addition to the Board of Directors.

        The Committee will consider suggestions by stockholders of possible future nominees. No such suggestions were received during 2003 from a beneficial owner of more than 5% of St. Mary's stock. Stockholder suggestions should be delivered on or before November 1 in any year before the next annual meeting. In addition, St. Mary's by-laws permit stockholders to nominate directors for election at an annual meeting, provided that advance written notice of the nomination containing the information required under the by-laws is received by the Secretary of St. Mary not less than 75 days nor more than 105 days before the first anniversary date of the immediately preceding annual meeting. Accordingly, proper notice of a stockholder nomination for election as director at the 2005 annual meeting must be received by St. Mary between February 10, 2005 and March 12, 2005.

        The proxies will be voted in favor of the nominees unless a contrary specification is made in the proxy. All nominees have consented to serve as directors of the Company if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for a substitute who will be designated by the Board of Directors.

The Board of Directors recommends voting "FOR" electing the nominees.

NOMINEES FOR ELECTION AS DIRECTORS

        Biographical information as of March 31, 2004, including principal occupation and business experience during the last five years, of each nominee for director is set forth below. Unless otherwise stated the principal occupation of each nominee has been the same for the past five years.

Director	Age	Since
Barbara M. Baumann is President of Cross Creek Energy Corporation which provides consulting services for oil and gas exploration and production companies. She has held that position since July 2003. From 2001 to July 2003, Ms. Baumann was Executive Vice President of Associated Energy Managers LLC, an investment manager and general partner of a private equity energy fund specializing in oil and gas investments for institutional investors. From 1983 to 2001, Ms. Baumann was employed by BP Amoco and held a variety of financial and operational management positions, including Chief Financial Officer of an environmental remediation subsidiary and most recently as the Commercial Operations Manager of the Western Business Unit.	48	2002
Larry W. Bickle is Managing Director of Haddington Ventures, L.L.C., a private equity fund that invests in midstream energy companies and assets. He has held that position since June 1997. From 1984 to 1997, Mr. Bickle was Chairman of the Board and Chief Executive Officer of TPC Corporation (NYSE:TPC) (formerly Tejas Power Corporation), a gas storage, transportation and marketing company that he founded. Mr. Bickle is also a Director of UniSource Energy Corporation (NYSE:UNS), the parent company for Tucson Electric Power Company.	58	1995
Ronald D. Boone resigned as Executive Vice President and Chief Operating Officer of St. Mary on December 31, 2003. Mr. Boone had served St. Mary as Executive Vice President since 1990 and as Chief Operating Officer since 1992.	56	1996
Thomas E. Congdon retired as Chairman of the Board of St. Mary in September 2002. He served St. Mary as an officer for more than 36 years, including service as President from 1966 to 1992, Chief Executive Officer from 1992 to 1995 and Chairman of the Board from 1992 to September 2002. Mr. Congdon is also a director, officer or general partner of a number of family corporations and partnerships that produce iron ore and agricultural products and manage marketable securities.	77	1966
William J. Gardiner is Vice President and Chief Financial Officer of King Ranch, Inc., a privately held ranching and agricultural company that owns the historic 825,000 acre "King Ranch" in South Texas. He has held that position since 1996. Before joining King Ranch in 1996, Mr. Gardiner served as Executive Vice President and Chief Financial Officer of CRSS, Inc., an independent power producer. He was employed by CRSS for approximately 20 years. Mr. Gardiner was initially appointed as a director of St. Mary in connection with St. Mary's acquisition of King Ranch Energy, Inc. in 1999.	50	1999

Mark A. Hellerstein is Chairman of the Board, President and Chief Executive Officer of St. Mary. He has served St. Mary as President since 1992, Chief Executive Officer since 1995, and was appointed Chairman of the Board in September 2002.	51	1992

John M. Seidl is Chief Program Officer, Environment, of the Gordon and Betty Moore Foundation, a private grant-making foundation that seeks and funds education, scientific research, environmental and San Francisco Bay Area projects. He has held that position since June 2001. Mr. Seidl is also Chairman of Language Line Services, a privately held provider of over-the-phone language interpretation and document translation services. He has held that position since September 1999. From 1994 to 1999, Mr. Seidl was Chairman of the Board, President and Chief Executive Officer of CellNet Data Systems, Inc., a provider of wireless data networks for automated reading of utility meters. In 2000, CellNet Data Systems filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code as part of an acquisition of its assets. From 1999 to 2002, Mr. Seidl was also a director of Iomega Corporation.	65	1994
William D. Sullivan is standing for election to the St. Mary Board for the first time. Mr. Sullivan was with Anadarko Petroleum Corporation from 1981 to 2003. Mr. Sullivan resigned from Anadarko in August 2003 as Executive Vice President, Exploration and Production a position he held since August 2001. Mr. Sullivan served as V.P., Operations—International, Gulf of Mexico, and Alaska in 2001, V.P.—International Operations from 1998 to 2000 and V.P.—Algeria from 1995 to 1998.	47	N/A

CORPORATE GOVERNANCE

Board of Directors

        The Board is comprised of a majority of independent directors. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are each comprised solely of independent directors. The written charters for all three independent committees can be found on the Company's website at www.stmaryland.com together with the Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics and Executive Committee Charter. The committee charters, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics will be furnished in print to any stockholder who requests them.

Selection of Directors

        The Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee shall be responsible for identifying and recommending Directors for nomination by the Board for election as members of the Board. Stockholders may nominate persons for election to the Board in accordance with the Company's By-Laws. The Board will evaluate each potential nominee individually and in the context of the Board as a whole. In determining whether to recommend a Director for re-election, the Nominating and Corporate Governance Committee also considers the Director's past attendance at meetings and participation in and contributions to the activities of the Board.

Presiding Director at the Non-Management Directors' Executive Sessions

        The Nominating and Corporate Governance Committee is comprised solely of independent directors. All non-management directors meet in executive session immediately before each regularly scheduled meeting of the Board of Directors. Mr. Seidl as chairman of the Nominating and Corporate Governance Committee presided at these executive sessions.

Communication with the Directors of the Company

        The Board of Directors welcomes questions or comments about the Company and its operations. Those interested may contact the Board of Directors as a whole, non-management directors or any one or more specified individual directors by sending a letter to the intended recipients' attention in care of St. Mary Corporate Secretary, 1776 Lincoln Street, Suite 700, Denver, CO 80203. All such communications other than commercial advertisements will be forwarded to the appropriate director or directors for review.

BOARD AND COMMITTEE MEETINGS

        The full Board of Directors met six times during 2003. All directors attended 100 percent of the Board meetings and not less than 75 percent of the committee meetings held during the director's tenure on the Board and its committees.

        It is the Company's policy that each director is expected to attend the Annual Meeting of Stockholders. Each director attended the 2003 Annual Meeting of Stockholders.

        The Board has an Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and an Executive Committee. As noted previously, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are each comprised solely of independent directors.

        Each of the committees and the entire Board evaluated its performance in 2003. The performance evaluations were supervised by the Nominating and Corporate Governance Committee and discussed by the full Board. The following table sets forth the members of each committee and the number of meetings held in 2003.

Name of Director	Audit Committee		Nominating and Corporate Governance Committee		Compensation Committee		Executive Committee
Barbara M. Baumann	X		X		X
Larry W. Bickle	X		X		X
Ronald D. Boone
Thomas E. Congdon							X
William J. Gardiner	X		X		X	*	X
Mark A. Hellerstein							X
Arend J. Sandbulte	X	*	X		X		X
John M. Seidl	X		X	*
Number of Meetings in 2003	13		7		8		1

*
Chairperson

        The Audit Committee assists the Board in fulfilling its oversight responsibilities for financial reporting by the Company. Audit Committee members are prohibited from serving on more than three audit committees of public companies. We do not have any Audit Committee members that serve on any other company's audit committee. The Audit Committee is solely responsible for the engagement and discharge of independent auditors and reviews the quarterly and annual financial results. The committee reviews the audit plan and the results of the audit with the independent auditors, the independence of the auditors, the range of audit fees, the scope and adequacy of St. Mary's system of internal accounting controls, and the Company's risk management policies. The Audit Committee is currently composed of five directors, each of whom is independent as defined by the NYSE listing standards. See the Audit Committee Report contained in this proxy statement.

        The Board of Directors has determined that each of the current Audit Committee members is an audit committee financial expert as the term is defined by SEC rules.

        The Nominating and Corporate Governance Committee's primary function is to nominate the individuals to be elected to the directors and to oversee all corporate governance policies of the Board of Directors. The committee meets in conjunction with each regular Board meeting.

        The Compensation Committee's primary function is to oversee the administration of the Company's employee benefit plans and to establish the Company's compensation policies. The Compensation Committee recommends to the Board the compensation arrangements for senior management and directors, adoption of compensation plans in which officers and directors are eligible to participate, and the granting of equity based compensation or other benefits under compensation plans. See the "Report of the Compensation Committee on Executive Compensation" contained in this proxy statement.

        The Executive Committee has the authority to act on behalf of the Board of Directors and the Company with respect to matters as to which it has been authorized to act by the Board of Directors, provided that such matters are not in conflict with the certificate of incorporation or by-laws of the Company or applicable laws, regulations or rules and listing standards of the New York Stock Exchange.

        There are no arrangements or understandings between any director and any other person pursuant to which that director was or is to be elected.

DIRECTOR COMPENSATION

        Employee directors do not receive additional compensation for serving on the Board of Directors or any committee. Each non-employee director received 1,200 shares of St. Mary common stock in 2003 for serving as a director and is paid $750 for each meeting attended. Non-employee directors serving on a committee are paid $600 for each committee meeting attended and $375 for telephonic meetings. Directors are reimbursed for expenses incurred in attending Board and committee meetings.

        Members of the Board of Directors also participate in the Company's Stock Option Plan. In 2003, non-employee directors received a total number of options based on a formula. The formula considered the average salary of the CEO and COO of peer companies of St. Mary. The resultant average salary number is applied to the formula for granting options in order to determine the total number of options available to the non-employee directors. This resulting number of options was divided by six to determine the number of grants each non-employee director will receive. These options have an exercise price equal to the fair market value of St. Mary common stock on the date of grant and vest over a three-year period in the same manner as for employee participants, except that the options of a director who retires after five years of service shall become fully vested upon retirement. For 2003, each non-employee director was granted under this arrangement an option to purchase 5,714 shares of St. Mary common stock at an exercise price of $28.50 per share. On January 1, 2004, Mr. Boone was granted an option to purchase 5,714 shares of common stock at a price of $28.50 per share. This grant was intended to compensate Mr. Boone on a consistent basis as other non-employee directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows beneficial ownership of shares of St. Mary common stock as known by the Company as of February 20, 2004, by all beneficial owners of more than 5% of the outstanding shares of St. Mary common stock, by each director, director nominee and by each of the executive officers named in the Summary Compensation Table, and all directors, director nominees and executive officers as a group:

Name and Address of Beneficial Owner	Shares beneficially owned excluding options	Options exercisable within 60 days of 2/20/2004	Total shares beneficially owned(1)		Percent beneficially owned
Stockholders Owning More Than 5%
Harris Associates Inc. Two North LaSalle Street, Suite 500 Chicago, IL 60602	1,619,000	—	1,619,000	(2)	5.7%
Name and Position of Beneficial Owner Directors and Executive Officers
Barbara M. Baumann, Director	2,000	8,044	10,044		<0.1%
Larry W. Bickle, Director	26,900	29,827	56,727		0.2%
Ronald D. Boone, Director	15,216	140,540	155,756		0.5%
Thomas E. Congdon, Director	(3)96,254	43,218	139,472		0.5%
William J. Gardiner, Director	5,300	17,431	22,731		<0.1%
Arend J. Sandbulte, Director	(4)23,566	29,827	53,393		0.2%
John M. Seidl, Director	5,300	25,923	31,223		0.1%
William D. Sullivan, Director Nominee	—	—	—		—
Mark A. Hellerstein, Chairman, President, Chief Executive Officer and Director	(5)43,277	198,028	241,305		0.9%
Douglas W. York, Executive Vice President and Chief Operating Officer	5,456	66,847	72,303		0.3%
Robert L. Nance, Senior Vice President	(6)342,089	74,977	417,066		1.5%
Kevin E. Willson, Senior Vice President—Mid Continent Drilling and Production	7,915	43,846	51,761		0.2%
Milam Randolph Pharo, Vice President— Land and Legal	6,526	25,714	32,240		0.1%
All executive officers and directors as a group (17 persons including those named above)	644,687	769,369	1,414,056		5.0%

(1)
According to SEC rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days of February 20, 2004, through the exercise of any stock option or other right.

(2)
According to a Statement on Schedule 13G filed by Harris Associates L.P. and Harris Associates Inc. on February 12, 2004, by reason of advisory and other relationships with persons who own shares of St. Mary common stock, Harris Associates L.P. and Harris Associates Inc. as the general partner of Harris Associates L.P. may be deemed to be the beneficial owners of a total of 1,619,000 shares, with shared voting power as to all of such shares, shared dispositive power as to 1,550,000 shares, and sole dispositive power as to 69,000 shares.

(3)
Includes 11,000 shares held of record by the spouse of Thomas E. Congdon as to which he may be deemed to be the beneficial owner. Thomas E. Congdon and members of his extended family own approximately 14 percent of the outstanding common stock of the Company. While no formal arrangements exist, these extended family members may be inclined to act in concert with

  Mr. Congdon on matters related to control of the Company or the approval of a significant transaction.

(4)
Includes 800 shares held of record by the spouse of Arend J. Sandbulte as to which he may be deemed to be the beneficial owner.

(5)
Includes 1,700 shares held by Mr. Hellerstein's mother. Mr. Hellerstein may be deemed to have shared investment power with respect to such shares. Mr. Hellerstein has disclaimed any beneficial ownership of such shares.

(6)
Includes 2,000 shares held of record by Ronan, Inc., a corporation controlled by Robert L. Nance, and 69,100 shares held by the spouse of Mr. Nance.

EXECUTIVE COMPENSATION

        In addition to salaries, the Company has granted stock options to executive management and selected other personnel. These individuals also participate with other members of management in a net profits interest bonus plan. All employees are eligible to participate in the Company's cash bonus plan. See the Report of the Compensation Committee on Executive Compensation contained in this proxy statement.

        The following table sets forth the annual and long-term compensation received during each of the Company's last three years by the Chief Executive Officer of the Company, Mr. Boone and by the four other highest compensated executive officers of the Company during 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and principal position	Year	Salary	Bonus	Other Annual Compensation (1)	Options	All other compensation (2)
Mark A. Hellerstein President and Chief Executive Officer	2003 2002 2001	$359,000 330,000 291,667	$179,500 52,800 —	$1,640,948 724,243 798,586	42,858 294,394 21,766	$25,631 22,913 13,939
Ronald D. Boone Executive Vice President and Chief Operating Officer, Resigned (3)	2003 2002 2001	275,000 259,167 233,667	137,500 41,467 —	1,342,594 606,780 670,028	32,688 135,016 17,486	14,580 17,475 10,550
Robert L. Nance Senior Vice President	2003 2002 2001	214,033 206,500 201,865	107,017 49,560 —	92,585 64,535 36,199	25,553 28,533 15,052	12,154 11,546 10,850
Douglas W. York Executive Vice President and Chief Operating Officer	2003 2002 2001	206,458 161,667 145,000	103,229 40,000 —	329,714 128,299 151,706	80,909 22,591 11,436	8,438 9,588 7,469
Kevin L. Willson Senior Vice President—Mid Continent Drilling and Production	2003 2002 2001	169,333 162,000 156,667	76,200 54,000 —	432,264 180,272 198,153	20,282 22,386 11,806	10,510 9,799 9,993
Milam Randolph Pharo Vice President—Land and Legal	2003 2002 2001	154,333 147,333 139,993	77,167 30,000 5,000	383,541 159,792 174,219	9,226 10,193 5,350	8,418 7,690 7,375

(1)
Amounts consist of payments under the Net Profits Interest Bonus Plan. See Report of the Compensation Committee on Executive Compensation for a description of this plan.

(2)
Amounts consist of the Company's contribution to the 401(k) Savings Plan, holiday bonus and other miscellaneous cash payments.

(3)
Mr. Boone resigned as an officer of the Company on December 31, 2003.

        Stock options granted to the Company's five highest compensated executive officers, in addition to Mr. Boone, during 2003 are set forth in the following two tables. All such stock options were granted pursuant to the Company's stock option plans described in this proxy statement. In May 2003, the Board of Directors amended the stock option plans to prohibit any repricing of outstanding options that would reduce the exercise price without stockholder approval.

2003 STOCK OPTION GRANTS

Individual Grants
Potential realizable value at assumed annual rates of stock price appreciation for option term
Percent of total options granted to employees in 2003
NAME	Number of options granted				Exercise price per share
							Expiration date	5%	10%
Mark A. Hellerstein	11,314(1 11,314(2 10,115(3 10,115(6	) ) ) )	1.35 1.35 1.21 1.21	% % % %	$ $ $ $	25.05 27.30 26.78 28.50	3/31/2013 6/30/2013 10/22/2013 12/31/2013	$178,239 194,248 170,355 181,296	$451,692 492,263 431,712 459,440
Ronald D. Boone	8,765(1 8,765(2 7,579(3 7,579(6	) ) ) )	1.05 1.05 0.90 0.90	% % % %	$ $ $ $	25.05 27.30 26.78 28.50	3/31/2013 6/30/2013 10/22/2013 12/31/2013	138,082 150,485 127,644 135,842	349,927 381,358 323,475 344,251
Robert L. Nance	6,741(1 6,740(2 6,036(3 6,036(6	) ) ) )	0.80 0.80 0.72 0.72	% % % %	$ $ $ $	25.05 27.30 26.78 28.50	3/31/2013 6/30/2013 10/22/2013 12/31/2013	106,196 115,718 101,657 108,186	269,123 293,252 257,619 274,165
Douglas W. York	5,578(1 5,577(2 18,750(5 18,750(5 6,752(3 25,502(5,6	) ) ) ) ) )	0.67 0.67 2.24 2.24 0.81 3.05	% % % % % %	$ $ $ $ $ $	25.05 27.30 26.05 25.32 26.78 28.50	3/31/2013 6/30/2013 7/25/2013 9/30/2013 10/22/2103 12/31/2013	87,875 95,751 307,176 298,568 113,716 457,085	222,692 242,651 778,444 756,629 288,178 1,158,343
Kevin E. Willson	5,290(1 5,290(2 4,086(4 765(3 4,851(6	) ) ) ) )	0.63 0.63 0.49 0.09 0.58	% % % % %	$ $ $ $ $	25.05 27.30 25.32 26.78 28.50	3/31/2013 6/30/2013 9/30/2013 10/22/2013 12/31/2013	83,338 90,823 65,064 12,884 86,947	211,194 230,164 164,885 32,651 220,340
Milam Randolph Pharo	2,422(1 2,422(2 2,191(3 2,191(6	) ) ) )	0.29 0.29 0.26 0.26	% % % %	$ $ $ $	25.05 27.30 26.78 28.50	3/31/2013 6/30/2013 10/22/2013 12/31/2013	38,156 41,583 36,900 39,270	96,694 105,379 93,513 99,519

(1)
Stock options granted effective March 31, 2003.

(2)
Stock options granted effective June 30, 2003.

(3)
Stock options granted effective October 22, 2003, upon final determination of the adjusted option grant formula.

(4)
Stock option granted effective September 30, 2003.

(5)
Stock option granted effective July 25, 2003, September 30, 2003 and December 31, 2003. This award was deemed a special award at the time of Mr. York's promotion to Executive Vice President. Included in the December 31, 2003 award were 6,752 options that were deemed a regular award.

(6)
Stock options granted effective December 31, 2003.

AGGREGATED STOCK OPTION EXERCISES IN 2003 AND
DECEMBER 31, 2003 STOCK OPTION VALUE

			Number of unexercised options held at December 31, 2003		Value of unexercised in-the-money options at December 31, 2003(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark A. Hellerstein	5,714	$58,569	198,028	248,688	$1,628,133	$1,237,835
Ronald D. Boone	6,882	123,152	139,112	5,685	1,284,184	—
Robert L. Nance	—	—	74,977	30,065	525,774	109,315
Douglas W. York	—	—	66,847	77,629	478,296	183,763
Kevin E. Willson	11,983	172,018	47,648	23,764	240,974	90,384
Milam Randolph Pharo	28,876	447,717	25,714	10,809	78,777	39,084

(1)
On December 31, 2003, the last reported sales price of St. Mary common stock as quoted on the New York Stock Exchange (NYSE) was $28.50.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors has responsibility for reviewing, evaluating and recommending to the Board of Directors the director and officer compensation plans, policies and programs and for recommending to the Board the specific compensation arrangements for executive officers and directors. After consideration of the Compensation Committee's recommendations, the full Board of Directors reviews and approves the compensation of all elected officers, including the executive officers named in the Summary Compensation Table presented in this proxy, and also determines the compensation for the Board itself.

        The Compensation Committee oversees the administration of the Company's executive compensation programs including programs for cash bonuses, stock options and the Net Profits Interest Bonus Plan. The Compensation Committee annually evaluates the chief executive officer's performance in light of goals and objectives previously established and recommends to the Board of Directors the chief executive officer's compensation based on such evaluation. The Compensation Committee also reviews the performance of the Company's pension and 401(k) plans with the trustees of those plans. In addition, the Compensation Committee approves the grants of stock options made to all employees under the Company's stock option plans.

        The goals of the Company's integrated management compensation programs include the following:

  •
  To attract and retain talented management personnel;

  •
  To encourage management to obtain superior returns for St. Mary's stockholders; and,

  •
  To promote preservation and growth of the Company's income producing assets.

Salaries

        In order to emphasize performance-based incentive compensation, base salaries of executive officers are targeted not to exceed the median salaries of similar officers in industry companies having a financial position and performance comparable to that of the Company. With the assistance and information from external consultants and based on survey data from the Company's industry peer group, the Compensation Committee determines the salary ranges for various positions. The Compensation Committee then reviews management's recommendations for executive officer salaries and the performance summaries on which they are based. The Compensation Committee makes final salary recommendations to the full Board of Directors based on officer experience, sustained performance and comparisons to peers both inside and outside the Company.

Incentive Compensation

        The Company has established three incentive compensation plans. These have the potential to substantially increase annual compensation if the economic performance of the Company and the performance of the affected employees so warrants. These plans have certain specific objectives.

        1.     The Company has established a Cash Bonus Plan. Each year the Board of Directors evaluates the overall performance of the Company for the year as well as of the Company's individual regions and with the assistance of the Compensation Committee determines the total cash bonus available to be allocated to employees. The participation of each designee in the total allocated bonus is a function of overall, regional and individual performance during the year.

        2.     The Stock Option Plan is intended to reward executive officers and key employees of the Company for long-term increases in the value of the Company's stock. The Stock Option Plan focuses on appreciation of the market price of the Company's stock over a period of up to ten years and is designed to encourage management's concern for long-term appreciation of the stockholders' interests. As implemented by the Board of Directors, if the average stock appreciation during this period is 15% per year, relative to a base price established by the Compensation Committee, then the persons granted stock options at the beginning of the period generally will, at the end of five years, have the opportunity to realize an amount of appreciation through exercise of their stock options approximately equal to 100% of their base salaries at the time the stock options were granted. In addition, an Incentive Stock Option Plan ("ISO Plan") has been established as a companion option plan with the Stock Option Plan. The ISO Plan is an alternative to the Stock Option Plan for those employees designated by the Board of Directors to be granted stock options, with such employees electing at the time of grant whether the options granted will be either an equal number of: (a) non-tax qualified options granted under the above-described Stock Option Plan or (b) incentive stock options granted under the ISO Plan. In May 2003, the Board of Directors amended the stock option plans to prohibit any repricing of outstanding options to reduce the exercise price without stockholder approval.

        Commencing in 2004, the Compensation Committee intends to use restricted stock unit awards as the primary stock based incentive plan providing the stockholders approve the Restricted Stock Plan. The annual grant of restricted stock unit awards will be based on the same basic formula that the Cash Bonus Plan utilizes. This formula will only provide for a grant if the Company's measured performance for the preceding period exceeds certain defined criteria. Unlike the grants under the Stock Option Plan, there exists a possibility for no awards to be made in a given year if the established criteria for grants are not achieved.

        3.     The Net Profits Interest Bonus Plan is designed to reward the contributions made by various management personnel to the Company's financial success. Plan participants share in the net profits derived from all oil and gas activity for a calendar year, after payout to the Company of 100% of related costs and expenses. Specifically, after the Company has received cash flows returning 100% of all costs and expenses associated with a designated pool for a particular year, 10% of the future cash flow from those properties is distributed among the pool participants. This cash flow is distributed based on a portion of each participant's relative weighted salary, as well as on subjective individual performance criteria. After the Company has recovered 200% of the total costs and expenses for the pool, including prior distributions under the plan at the 10% level, 20% of the future net cash flow is distributed among pool participants based on the criteria outlined above. Acknowledging that senior management has the primary accountability for profitable operations and investments, the salaries of the president, the executive vice-president and certain other vice-presidents as deemed appropriate by the Compensation Committee are weighted at 100% and the salaries of all other participants are weighted at two-thirds of actual base salary or less as well as on subjective individual and regional performance criteria. Payout with respect to a net profits pool established for a year will generally not occur until several years later, at which time payments to participants with respect to such early year pools will commence. Because these payments are based on the performance of previous capital investments, they may not bear a direct relationship to the Company's performance in the actual year payouts are made. Payouts under the plan have begun as soon as two years, but typically begin approximately four to six years following the year in which the initial capital investment take place.

        The committee's goal is that, over time, the combined amounts of compensation received by Company executives from the stock compensation plans and the Net Profits Interest Bonus Plan will approximate the value of stock options and other long-term incentives received by executives at peer companies in the oil and gas industry with similar financial position and performance to that of the Company.

Compensation of the Chief Executive Officer

        The compensation of Mark A. Hellerstein, chairman of the Board of Directors, president and chief executive officer, consists of the same components and criteria as other executive officers, including base salary, cash bonus, stock options and net profits interest bonus. His base salary is reviewed annually by the Compensation Committee and is targeted to approximate the median salary of the chief executive officers of industry companies having a financial position and performance comparable to that of the Company, with a greater emphasis on incentive compensation tied to the Company's performance. Mr. Hellerstein's base salary in 2003 increased $29,000 or 8.8% over 2002. His total cash and net profits interest bonuses earned increased by approximately $1.1 million in 2003 compared with 2002 primarily because of the increased cash bonus award and the significant effect of recent oil and gas commodity prices on the net profit interests bonus pools as compared to prior years. Since the Company met it corporate goals, Mr. Hellerstein was granted a $179,500 bonus under the cash bonus plan for 2003. Oil and gas production increased by 40 percent to 76.9 Mcfe and total proved reserves grew by 21 percent as a result of drilling and acquisition activity. These items coupled with controlled cost increases and exceptionally strong commodity prices helped the Company achieve a substantial increase in its net asset value per share.

        A significant portion of Mr. Hellerstein's compensation is at risk. The annual cash bonus calculation contemplates payment percentages ranging from zero to 50% of base compensation and is determined based on the change in net asset value of the Company over the year. Additionally, a substantial portion of Mr. Hellerstein's total compensation is derived from payments made under the Net Profits Interest Bonus Plan. The design of this plan was to align the interest of the stockholders and management to provide an incentive to management to deliver value to the stockholders. Payouts under the plan begin only after the Company has recovered 100% of its capital investment, lease operating costs and production taxes. As a result, the amount invested in the properties, the performance of the properties, the ability to control costs and the impact of commodity prices all have a direct impact on payouts under the plan. Payouts under the plan begin as soon as two years, but typically begin approximately six years following the initial capital investment.

        During 2003, the Compensation Committee and the Board of Directors used an independent compensation consultant to compare St. Mary's executive compensation package to that of comparable peer companies in the oil and gas industry. The Company's compensation system was considered to be appropriate relative to its peer competitors, adjusted for the size and performance of St. Mary.

Conclusion

        St. Mary's executive compensation is linked to individual and corporate performance and stock price appreciation. Compensation is set in comparison to similar industry companies. The

Compensation Committee intends to continue the policy of linking executive compensation to individual and corporate performance, as well as to stockholder returns. The Committee also contends that there is merit in providing cash bonus incentives to key employees in a manner that is partially independent of the fluctuations in the business cycles of the oil and gas industry.

William J. Gardiner, Chairman Barbara M. Baumann Larry W. Bickle Arend J. Sandbulte
April 12, 2004

RETIREMENT PLANS

Pension Plan

        The Company's Pension Plan is a qualified, non-contributory defined benefit plan which is available to substantially all employees. This plan was amended in 1994 to conform to the changes required by the Tax Reform Act of 1986 and to reduce the plan formula. The Company also has a supplemental pension plan for certain executive officers to provide for benefits in excess of Internal Revenue Code limits.

        The qualified plan provides a benefit after 25 years of service equal to 35% of final average compensation, subject to Internal Revenue Code limits. Final average compensation is the average of the highest three consecutive years of the 10 years preceding termination of employment. For each named executive officer, the level of compensation used to determine benefits payable under the qualified pension plan is that officer's average of the base salaries (excluding bonus) shown in the Summary Compensation Table.

        The supplemental plan provides executives hired before 1995, after completing 15 years of service and reaching age 65, a benefit equal to 40% of final average compensation plus 37% of final average compensation integrated with the social security wage base without regard to compensation limitations provided under the qualified plan, less the benefit provided by the qualified plan. For executives hired after 1994, the supplemental benefit is calculated using the formula for the qualified plan without the limitation imposed by Section 415 of the Internal Revenue Code, less the benefit provided by the qualified plan.

        The following table shows the estimated maximum annual benefits payable upon retirement at age 65 as a straight life annuity to participants in the pension plans for the indicated levels of average annual compensation and years of service.

Remuneration	Estimated annual pension benefits for executives hired before 1995 with> 15 years of service	Estimated annual pension benefits for executives hired after 1994 with> 25 years of service
$100,000	$62,570	$35,000
150,000	101,070	52,500
200,000	139,570	70,000
250,000	178,070	87,500
300,000	216,570	105,000
350,000	255,070	122,500

        As of December 31, 2003, the named executive officers have the following years of credited service:

Mark A. Hellerstein	12
Ronald D. Boone*	13
Robert L. Nance	5
Douglas W. York	7
Kevin E. Willson	8
Milam Randolph Pharo	8

        * Mr. Boone resigned as an executive officer of St. Mary on December 31, 2003.

401(k) Plan

        The Company's 401(k) Profit Sharing Plan is a defined contribution pension plan subject to the Employee Retirement Income Security Act of 1974. The 401(k) Plan allows eligible employees to contribute up to 60 percent of their income on a pre-tax basis through contributions to the 401(k) Plan. Contributions are limited to amounts determined by Internal Revenue Code regulations. The Company matches each employee's contributions up to six percent of the employee's pre-tax income. Company contributions vest over an employee's first five years of employment.

EQUITY COMPENSATION PLANS

        St. Mary has a Stock Option Plan, an Incentive Stock Option Plan, an Employee Stock Purchase Plan and a Non-Employee Director Stock Compensation Plan under which options and shares of St. Mary common stock are authorized for grant or issuance as compensation to eligible employees, consultants and members of the Board of Directors. Each of these plans has been approved by our stockholders. In May 2003, the stock option plans were amended by the Board of Directors to prohibit any repricing of outstanding stock options to reduce the exercise price without stockholder approval. The following table is a summary of the shares of common stock authorized for issuance under our equity compensation plans as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders—
Stock Option Plans	3,525,128	$23.12	839,934
Employee Stock Purchase Plan	—	—	853,079
Non-Employee Director Stock Compensation Plan	—	—	30,000

	3,525,128	$23.12	1,723,013

Equity compensation plans not approved by stockholders	—	—	—

Total	3,525,128	$23.12	1,723,013

        Other than the election of directors and the approval of the Restricted Stock Plan, the Company is aware of no other matters to be submitted to a vote of the stockholders at the annual meeting.

EMPLOYMENT AGREEMENTS AND TERMINATION OF
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        On September 1, 1991, St. Mary entered into an employment agreement with Mark A. Hellerstein. His current salary is $367,000 per year. Compensation is reviewed annually. Mr. Hellerstein participates in St. Mary's benefit plans and is entitled to bonuses and incentive compensation as determined by the Board of Directors. The agreement is terminable at any time upon 30 days' notice by either party. Upon termination of the agreement by St. Mary for any reason whatsoever (other than death, disability or misconduct by Mr. Hellerstein), St. Mary is obligated to continue to pay his compensation, including insurance benefits, for a period of one year.

        St. Mary has established a change in control executive severance policy and entered into change of control severance agreements whereby certain officers of St. Mary, including the officers named in the Summary Compensation Table, are entitled to receive severance payments in the event that their employment is terminated within two and one-half years after a change in control of the Company (a) without "cause" by the Company or (b) for "good reason" by the officer (e.g. an adverse change in the officer's status after a change in control), each as defined in the agreements. The severance payments would equal up to two and one-half years annual base salary, depending on the length of time employment continues after the change in control provided that in no event would the severance payments equal less than one year's annual base salary. In addition, all insurance and fringe benefits will be provided for a period of one year.

        A change in control is defined to include (i) an acquisition of more than fifty percent of the common stock or assets of the Company in a reorganization, merger or consolidation of the Company or (ii) a change in more than fifty percent of the composition of the Board of Directors of the Company other than as a result of the election of new members of the Board of Directors by a vote of the incumbent members of the Board of Directors or by stockholders of the Company pursuant to the recommendation of the incumbent members of the Board of Directors.

PERFORMANCE GRAPH

        The following performance graph compares the cumulative total stockholder return on St. Mary's common stock for the period December 31, 1998 to December 31, 2003 with the cumulative total return of the Dow Jones Secondary Oil Index, the Standard Industrial Classification Code (1311) for Crude Petroleum and Natural Gas (the industry peer group index presented in previous years) and the Standard & Poor's 500 Stock Index. The Dow Jones Secondary Oil Index has been selected as an industry peer group index for presentation in the current and future years since The Dow Jones Secondary Oil Index is comprised of oil and gas companies that we believe are more representative of our peers. The identities of the companies included in the index will be provided upon request.

Cumulative Return of St. Mary*, the Dow Jones Secondary Oil Index, SIC Code Index and the S&P 500 Index

Assumes $100 invested on December 31, 1998, in St. Mary Land & Exploration Company, Dow Jones Secondary Oil Index, SIC Code Index for Crude Petroleum and Natural Gas and the Standard & Poor's 500 Stock Index.

        *Total return assumes reinvestment of dividends.

	December 31,
	1998	1999	2000	2001	2002	2003
St. Mary Land & Exploration Company	$100.0	$135.0	$365.6	$233.7	$276.8	$316.7
Dow Jones Secondary Oil Index	100.0	124.9	160.7	155.4	161.3	298.4
SIC Code Index	100.0	122.2	155.2	142.4	151.8	243.8
Standard & Poor's 500 Index	100.0	121.0	110.0	97.0	75.5	97.2

        Total return data provided by MGFS, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Set forth below is a description of transactions entered into between St. Mary and certain of its officers and directors during the last fiscal year. Some of these transactions will continue in effect and may result in conflicts of interest between St. Mary and these individuals. Although these persons owe fiduciary duties to St. Mary and its stockholders, we cannot assure you that conflicts of interest will always be resolved in favor of St. Mary.

        As a result of their prior employment with another company with which St. Mary engaged in a number of transactions, Ronald D. Boone, a director of St. Mary, and two vice presidents of St. Mary own royalty interests in certain of St. Mary's properties, which were earned as part of the prior employer's employee benefit programs. One vice president also owns certain working interests through participation in acquisitions made by his former employer. Those persons have no royalty participation or working interest in any new St. Mary properties.

        Mr. Boone also owns 25% of Princeton Energy LLC, which owns the oil and gas working interests that he acquired as a result of his prior employment. Although Mr. Boone does not manage this entity, he may participate in any investment decisions made by them.

        St. Mary's by-laws provide that no director, officer or employee may pursue for his or her own account a business or investment opportunity if he or she has obtained knowledge of such opportunity through his or her affiliation with the Company. In addition, no officer or employee of St. Mary may pursue for his or her own account an oil and gas opportunity as to which his or her knowledge of the opportunity was not obtained through his or her affiliation with the Company unless (a) with respect to an officer of St. Mary, the officer's pursuit of the opportunity has been approved by the Board of Directors and (b) with respect to a non-officer of St. Mary, the employee's pursuit of the opportunity has been approved by a senior officer of St. Mary with full knowledge of such opportunity. These restrictions do not apply to the acquisition of less than one percent of the publicly traded stock of another company.

OTHER MATTERS TO BE VOTED ON

Approval of Restricted Stock Plan

Overview

        St. Mary's stockholders are being asked to approve a Restricted Stock Plan to authorize the issuance of shares of St. Mary common stock to employees, consultants and directors as equity-based incentive compensation through restricted stock and restricted stock unit awards under the plan.

        The plan covers a stated total of 5,600,000 shares of common stock, which is the same total number of shares covered by St. Mary's stock option plans as previously approved by the stockholders in 2003. However, the plan provides that the number of shares actually available under the plan be reduced to the extent that options are issued under the stock option plans. In addition, to the extent that shares are issued under the plan, the shares available under the stock option plans will be reduced. Therefore, approval of the Restricted Stock Plan will not result in an increase in the total number of shares authorized for issuance to employees, consultants and directors, but rather will allow for alternate forms of equity-based incentive compensation subject to the previously approved total share limit under the stock option plans.

        As of December 31, 2003, there were 839,934 remaining shares available for grant under the stock option plans, which are also be the number of shares that will be available for awards under the Restricted Stock Plan. To the extent there are grants, cancellations or forfeitures under the stock option plans or the Restricted Stock Plan, the remaining shares available for grant under all plans change accordingly. In anticipation of the adoption of the Restricted Stock Plan, St. Mary discontinued its prior practice of making regular quarterly grants of stock options to employees effective January 1, 2004. St. Mary currently intends to grant restricted stock unit awards under the plan to employees and directors beginning in June 2004. St. Mary expects that the amount of the grants will be based on certain Company and individual performance measures, including net asset value and other corporate, regional and individual performance measures. Such grant amounts have not been determined as of the date of this proxy statement. Although St. Mary does not currently intend to resume making regular option grants, the stock option plans will remain in effect to allow for possible future option grants in the event that the Board determines that it is in St. Mary's best interests to do so.

        The total number of shares subject to options granted during 2003 was 858,431. However, since recipients of restricted stock and restricted stock unit awards can realize the total current value of the underlying stock awarded once any required vesting or holding periods are satisfied, whereas recipients of stock options realize value only to the extent that the value of the stock exceeds the exercise price which is generally equal to the stock trading price on the option grant date, St. Mary expects that the number of shares subject to awards under the Restricted Stock Plan during a year will be substantially less than the number of shares that were previously subject to option grants during a year since fewer shares should be required for awards under the Restricted Stock Plan to achieve the same relative levels of desired compensation value as for previous option grants. Accordingly, St. Mary believes that the actual dilution to stockholders resulting from awards under the Restricted Stock Plan will not be greater than would otherwise result from continued regular employee options grants under the stock option plans for similar desired levels of incentive compensation.

        On April 8, 2004, the Board of Directors approved the plan. Under applicable New York Stock Exchange rules, St. Mary must obtain stockholder approval of the Restricted Stock Plan. In addition, stockholder approval of the plan is necessary to allow St. Mary to ensure that compensation paid under the plan can be eligible for the "performance-based compensation" exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code.

Plan Summary

        The following is a summary of the principal features of the plan, a copy of which is attached to this proxy statement as Annex B. In addition, St. Mary will furnish a copy of the plan to any stockholder upon written request to St. Mary's Corporate Secretary.

Purpose

        The purpose of the plan is to enhance the Company's stockholder value by attracting, retaining and motivating key employees, consultants and directors of St. Mary and its subsidiaries, and to encourage and enable them to acquire a proprietary interest in St. Mary by issuing shares of common stock to them as incentive compensation.

Eligibility and Participation

        All current employees, consultants and directors of St. Mary or any subsidiary of St. Mary are eligible to participate in the plan and be granted awards under the plan. Participants will be selected by the Board of Directors in its sole discretion from among those eligible to participate who in the judgment of the Board are or were in a position to contribute materially to St. Mary's continued growth and development and to its long-term success.

        During 2003, a total of 154 persons received stock options under the stock option plans, and St. Mary anticipates a similar number will be designated to participate in and receive awards under the Restricted Stock Plan in 2004. The number of participants receiving awards and the amount of awards granted are subject to the discretion of the Board at the time of the awards.

Administration

        The Board is responsible for administering the plan, but at the discretion of the Board the plan may be administered by a committee of two or more non-employee directors appointed by the Board. St. Mary anticipates that the Compensation Committee of the Board of Directors will administer the plan. Subject to the provisions of the plan, the Board or the Committee will have complete discretion in determining the terms and conditions and number of shares issued under awards granted under the plan.

Shares of Stock Available

        The total number of shares authorized for issuance under the plan is 5,600,000, which is the same number of total shares authorized for issuance under the stock option plans. Such number is reduced under the plan to the extent that options are issued under the stock option plans. In addition, to the extent that shares of stock are issued under the plan, the shares of stock available under the stock option plans will be reduced. As of December 31, 2003, the stock option plans had a total of 839,934 remaining shares available for option grants, which will be the number of shares available for awards under the Restricted Stock Plan, as adjusted for grants, cancellations and forfeitures.

        If an award expires, is forfeited or is terminated without the shares of stock with respect to such award being or remaining issued, the unissued shares of stock will become available for other awards under the plan. In the event of any change in the outstanding shares due to a stock dividend or split, recapitalization, reclassification or other similar change or adjustment in capitalization, the number of shares available under the plan will be correspondingly adjusted by the Board.

        The maximum number of shares that may be issued, including issuances pursuant to the settlement of restricted stock units previously awarded under the plan, to any one participant during any calendar year is 100,000 shares.

Awards

        Awards under the plan may be granted to eligible participants from time to time as determined by the Board. Subject to the terms and provisions of the plan, the Board has complete discretion in determining the terms and conditions and number of shares of stock subject to each award. The Board in its discretion may grant awards of restricted stock or restricted stock units.

Restricted Stock Awards

        Restricted stock awards may be issued for services rendered with any or no additional purchase price as may be determined by the Board in its discretion, and may be subject to certain restrictions and to a risk of forfeiture. A restricted stock award agreement may provide for forfeiture of the restricted stock upon termination of the participant's employment or other relationship with the Company or nonperformance of specified performance goals or measures established by the Board. A restricted stock award agreement may also provide for (i) vesting periods which require the passage of time and/or the occurrence of events in order for the restricted stock to vest and become no longer subject to forfeiture and (ii) holding periods during which the restricted stock may not be sold or otherwise transferred.

Restricted Stock Unit Awards

        A restricted stock unit award will represent the rights for shares of stock to be delivered upon settlement of the award at the end of a specified deferral period, subject to a risk of forfeiture and cancellation. The Board may permit the participant to elect to further defer settlement subject to such terms and conditions as the Board may specify. In addition, unless otherwise determined by the Board, if the Board reasonably determines that any settlement of restricted stock units would result in payment of compensation to a participant which is not deductible by the Company under Section 162(m) of the Internal Revenue Code, such settlement shall be deferred to the extent necessary to avoid payment of such non-deductible compensation, with such deferral continuing only until such date as settlement can be effected without loss of deductibility by the Company under Section 162(m) of the Code.

        A restricted stock unit award may provide for cancellation of the restricted stock units upon termination of the participant's employment or other relationship with the Company or nonperformance of specified performance goals or measures established by the Board. A restricted stock unit award may also provide for vesting periods which require the passage of time and/or the occurrence of events in order for the restricted stock units to vest and become no longer subject to cancellation. Restricted stock units will not be credited with dividend equivalents unless specifically provided for in the award agreement.

        A restricted stock unit award may provide that settlement may be made (i) solely through the issuance of shares of stock or (ii) at the mutual election of the participant and the Company, in a combination of shares of stock and cash. In no event shall the total value of restricted stock unit award settlements with any one participant during any calendar year exceed the value at the time of settlement of the maximum number of shares issuable to any one participant during any calendar year under the plan.

Award Agreements

        Each award under the plan will be evidenced by a written award agreement that specifies the number of shares of stock to which the award applies, and such vesting or other restrictions and other terms and conditions which the Board may impose. If not otherwise specified by the Board, the following terms and conditions will apply to awards:

  Vesting

          An award will vest pursuant to a vesting schedule as determined by the Board, which vesting schedule may provide that (i) an award held by a participant who retires from employment with the Company after having both reached the age of sixty and completed twelve years of service with the Company will continue to vest in accordance with the vesting schedule set forth in the applicable award agreement notwithstanding the termination of the participant's employment with the Company, provided that prior to full vesting of the award such participant does not after such retirement become employed on a full-time basis by a competitor of the Company prior to reaching age sixty-five, and (ii) an award held by a non-employee director of the Company who resign from the Board after completing at least five years of service to the Company will become fully vested.

          St. Mary currently plans to grant regular restricted stock unit awards which provide that the recipient will not be able to sell the underlying shares to be issued upon vesting and settlement of the award until three years from the date of grant.

  Termination

          An outstanding award that has not vested and been settled will be cancelled upon the Company's termination of the employment of the participant. If terminated for cause, any awards that are vested but not yet settled are forfeited.

  Acceleration

          An outstanding award will become fully vested and settled irrespective of its other provisions (i) immediately prior to the completion of the merger or sale of substantially all of the stock or assets of the Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly owned subsidiary (and the Company shall not be considered the surviving corporation for such purpose if the Company is the survivor of a reverse triangular merger), or (ii) upon termination of the participant's employment with the Company because of death, disability or normal retirement upon reaching the age of sixty-five.

  Transferability

          An outstanding award that has not vested and been settled or is otherwise restricted by the terms of the award agreement as to transferability will not be transferable by the participant, and the participant will not be permitted to sell, transfer, pledge or otherwise encumber such award or the shares of stock issuable in settlement thereof, other than (i) to the person or persons to whom the participant's rights under such award pass by will or the laws of descent and distribution, (ii) to the spouse or the descendants of the participant or to trusts for such persons to whom or which the participant may transfer such award, (iii) to the legal representative of any of the foregoing, or (iv) pursuant to a qualified domestic relation order or similar order or agreement.

          The Board, in its discretion, is free to specify terms and conditions other than and in addition to those set forth above.

Performance-Based Compensation

        The Board may designate whether an award is intended to be "performance-based compensation," as that term is used in Section 162(m) of the Internal Revenue Code. Any award designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more objective performance goals or measures as established in advance by the Compensation Committee of the Board of Directors. The performance goals or measures that may be used by the Committee for such award will be based on any one or more of the following, as selected by the Committee: (i) increases in, or levels of, net asset value (which includes a cash flow measurement component), net asset value per share, pretax earnings, net income and/or earnings per share of the Company and/or one or more regional operations and/or subsidiaries; and/or (ii) control of operating and/or nonoperating expenses of the Company and/or one or more regional operations and/or subsidiaries. For an award intended to be "performance-based compensation," the grant of the award and the establishment of the performance goals or measures will be made during the period required under Section 162(m) of the Code and pursuant to the other provisions thereof.

Rights of Participants

        Nothing in the plan will interfere with or limit in any way the right of the Company to terminate any employee's employment or consultant's engagement at any time, nor confer upon any employee or consultant any right to continue to be employed or engaged by the Company.

Amendment and Termination

        The Board may at any time terminate and from time to time may amend or modify the plan. Unless terminated earlier by the Board, the plan will terminate upon the expiration of ten years after the date of the adoption of the plan. Any amendment or modification of the plan by the Board may be accomplished without approval of the stockholders, except that stockholder approval will be required in the event that (i) the amendment or modification would increase the total number of shares of stock available for issuance under the plan or (ii) stockholder approval of such amendment or modification is required by any law or regulation governing the Company or by any applicable listing standard of a national securities exchange or market on which the stock is listed for trading.

        No amendment, modification or termination of the plan will in any manner adversely affect any outstanding award under the plan without the consent of the participant holding the award.

Principal Federal Income Tax Consequences

        The principle federal income tax consequences of the granting of awards and the issuance of shares of St. Mary common stock under the plan are discussed below. This discussion is based on the Internal Revenue Code of 1986 and IRS regulations in effect on the date of this proxy statement.

  Restricted Stock Awards

          Unless a participant who receives a restricted stock award makes an election under Section 83(b) of the Code as described below, there will be no federal income tax consequences to either the participant or St. Mary upon the grant of the restricted stock award until expiration of the restricted or vesting period and the satisfaction of any performance goals or other conditions applicable to the restricted stock. At that time, the participant generally will recognize ordinary income equal to the then fair market value of the shares of stock and, subject to Sections 162(m) and 280G of the Code and St. Mary satisfying applicable reporting requirements, St. Mary will be entitled to a corresponding deduction. In general, any dividends paid to the participant while the restrictions or other conditions applicable to the restricted stock apply will be taxable compensation income to the participant, and St. Mary will be entitled to a corresponding deduction with respect to such dividends, subject to Sections 162(m) and 280G of the Code.

          If the participant makes an election under Section 83(b) of the Code with respect to the restricted stock, the participant will recognize ordinary income equal to the fair market value of the restricted stock as of the date of grant and St. Mary generally will be entitled to a corresponding deduction, subject to Section 162(m) of the Code. In addition, cash dividends paid to the participant would be taxable at a current maximum rate of 15% applicable to dividend income. St. Mary would not be entitled to a deduction with respect to any dividends paid to the participant if a Section 83(b) election is made with respect to the restricted stock.

          Upon a subsequent sale of restricted stock after any vesting and holding periods are satisfied, any gain or loss realized by the participant will be a capital gain or loss, long-term or short-term, depending on whether the restricted stock was held for more than one year from the date of grant if a Section 83(b) election is made or for more than one year from the date of vesting if no Section 83(b) election is made. The basis of the restricted stock for purposes of calculating gain or loss from the sale will be the fair market value of those shares at the time of grant if a Section 83(b) election is made or at the time of vesting if a Section 83(b) election is not made.

  Restricted Stock Unit Awards

          There will be no federal income tax consequences to the participant or the Company upon the grant of restricted stock units. Participants generally will recognize ordinary income, taxable as compensation, at the time that the restricted stock units are settled and payment for the restricted stock units is received in an amount equal to the aggregate amount of any cash and the fair market value of the shares of stock received. Subject to Sections 162(m) and 280G of the Code and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount included in the participant's income at that time.

          Upon a subsequent sale of stock received upon settlement of a restricted stock unit award, any gain or loss realized by the participant will be a capital gain or loss, long-term or short-term, depending on whether the stock was held for more than one year from the date of settlement. The basis of the stock for purposes of calculating gain or loss from the sale will be the amount recognized as ordinary income with respect to the receipt of the shares.

Section 162(m) Limitation

        In general, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the Company with respect to compensation payable to any employee who is chief executive officer or one of the other four highest paid executive officers of the Company on the last day of that tax year. This limit does not apply to certain performance-based compensation paid under a plan that meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. The Company believes that the restricted stock and restricted stock units to be awarded under the Restricted Stock Plan may qualify for the performance-based compensation exception to the Section 162(m) limitations provided the compensation is contingent on attaining one or more performance goals. The business criteria on which such performance based compensation would be based are described above under the caption Performance Bases Compensation, and the maximum amount of compensation that could be paid to any participant in any calendar year if the performance goals are attained is reflected in the plan provisions regarding the maximum number of shares that may be issued to any one participant in any calendar year. Certain computational components of the business criteria on which such performance-based compensation may be based reflect information which the Compensation Committee believes is confidential commercial or business information, the disclosures of which would adversely affect the Company. Under the provisions of the plan the Board has the ability to grant awards that would not qualify for the performance-based compensation exception.

Golden Parachute Tax and Section 280G of the Code

        If an award is accelerated as a result of a change in control of St. Mary, all or a portion of the value of the award at that time may be a "parachute payment" under Section 280G of the Code for certain employees and other individuals who perform services for the Company. Section 280G generally provides that if parachute payments equal or exceed three times an award holder's average W-2 compensation for the five tax years preceding the year of the change in control, the Company will not be permitted to claim its deduction with respect to any "excess parachute payments" made to the individual. An "excess parachute payment" generally is the portion of a parachute payment that exceeds such individual's historical average compensation. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if within the 12-month period preceding the change in control the individual is an officer of the Company, a stockholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company. A recipient of an excess parachute payment is subject to a 20% excise tax on such excess parachute payment under Section 4999 of the Code.

        The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax consequences relevant to recipients of awards under the Restricted Stock Plan. We have not undertaken to discuss the tax treatment of awards under the plan in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.

Securities Registration

        We plan to register under the Securities Act of 1933 the issuance of shares of stock under the plan. Accordingly, participants will be able to sell shares issued under the plan once any vesting and holding periods are satisfied, subject to other requirements of the Securities Act.

Board Recommendation

        Since the Board of Directors believes that the Restricted Stock Plan will attract, retain and further motivate employees, consultants and directors and enhance stockholder value, the Board of Directors recommends that stockholders vote FOR approval of the Restricted Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under U.S. securities laws, directors, executive officers and persons holding more than 10% of St. Mary common stock must report their initial ownership of the common stock and any changes in that ownership in reports which must be filed with the SEC and St. Mary. The SEC has designated specific deadlines for these reports and St. Mary must identify in this proxy statement those persons who did not file these reports when due.

        Based solely on a review of reports filed with the Company, all directors, executive officers and 10% owners timely filed all reports regarding transactions in the Company's securities required to be filed for 2003 by Section 16(a) under the Securities Exchange Act of 1934, except as follows. There was a late report for Mark Hellerstein in 2003 for 70 shares purchased by his broker to reinvest dividends received from St. Mary. A report for an option grant to Robert L. Nance to acquire up to 6,036 shares was also filed late. Even though it was initially filed by the deadline, it inadvertently did not include all option shares. We promptly amended the Form 4 filing thereafter. Finally, a Form 3 filing required to be made by Flying J Oil & Gas Inc. to report the issuance of 3,380,818 shares of St. Mary common stock to Flying J in January 2003 was filed late.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company's financial statements and financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements, (2) the qualifications, independence and performance of the Company's independent accountants, (3) the performance of the Company's internal audit function and (4) other matters as set forth in the charter of the Audit Committee approved by the Board of Directors and attached to this proxy statement as Annex A.

        Management is responsible for the Company's financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2003, with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm's independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

THE AUDIT COMMITTEE

Arend J. Sandbulte, Chairman Barbara M. Baumann Larry W. Bickle William J. Gardiner John M. Seidl

April 12, 2004

INDEPENDENT ACCOUNTANTS

        As previously reported in St. Mary's Current Report on Form 8-K filed with the SEC on May 30, 2002, on May 23, 2002, St. Mary dismissed Arthur Andersen LLP ("Andersen") as St. Mary's independent accountants. The St. Mary Audit Committee and Board of Directors approved this dismissal.

        Andersen's report on St. Mary's financial statements for the fiscal years ended December 31, 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty or audit scope. In addition, there were no modifications as to accounting principles except that the audit report of Andersen for the fiscal year ended December 31, 2001, contained an explanatory paragraph with respect to the change in the method of accounting for derivative instruments effective January 1, 2001, as required by the Financial Accounting Standards Board.

        During the fiscal year ended December 31, 2001, and the interim period from January 1, 2002, to the date of the dismissal of Andersen on May 23, 2002, there were no disagreements between St. Mary and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Andersen would have caused them to make reference to the subject matter thereof in connection with their reports.

        As previously reported in St. Mary's Current Report on Form 8-K filed with the SEC on June 3, 2002, St. Mary engaged Deloitte & Touche LLP as St. Mary's new independent accountants on June 3, 2002. The St. Mary Audit Committee and Board of Directors approved this new engagement.

        To the knowledge of management, neither Deloitte & Touche LLP nor any of its members has any direct or material indirect financial interest in St. Mary nor any connection with St. Mary in any capacity other than as independent public accountants. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

        The Company paid the following fees to the independent accountants for the audit of the consolidated financial statements and for other services provided in the years ended December 31, 2003 and 2002. All services and fees including tax service fees were pre-approved by the Audit Committee.

	2003	2002
Audit Fees	$130,000	$118,906
Audit Related Fees	27,130	53,767
Tax Fees	26,757	7,500
All Other Fees, including financial systems Design and implementation	—	—

Total Fees	$183,887	$180,173

        Audit related fees were primarily related to the audit and review of St. Mary's employee benefit plans. The tax fees include basic compliance services and assistance with technical research. The Audit Committee has concluded that the provision of these non-audit services is compatible with maintaining the accountants' independence.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

        The charter of the Audit Committee provides that the Audit Committee shall approve the fees and any other significant compensation to be paid to the independent accountants, and shall approve in advance any non-audit services to be performed by the independent accountants. Such pre-approval requirement for non-audit services may be waived only if the non-audit services meet a de minimus exception allowed by law. Accordingly, it is the Audit Committee's policy that, prior to the engagement of the independent accountants, the Audit Committee shall review and pre-approve all audit and permissible non-audit services to be provided by the independent accountants (including the related fees and other terms of such services).

        In connection with this policy, the following procedures are followed: (i) each year the Audit Committee reviews and pre-approves a schedule of services and estimated fees for proposed audit and non-audit services to be provided by the independent accountants during the next annual audit cycle, which schedule is detailed as to the particular services to be performed by the independent accountants; (ii) actual amounts paid to the independent accountants are monitored by financial management of the Company and reported to the Audit Committee; (iii) any services proposed to be provided by the independent accountants and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed; and, (iv) incremental fees for previously approved services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

FUTURE STOCKHOLDER PROPOSALS

        St. Mary must receive any St. Mary stockholder proposal for the annual meeting of stockholders in 2005 before November 1, 2004, for the proposal to be included in the St. Mary proxy statement and form of proxy for that meeting. St. Mary's by-laws require that advance written notice in proper form of stockholder proposals for matters to be brought before an annual stockholders meeting be received by the Secretary of St. Mary not less than 75 days nor more than 105 days before the first anniversary date of the immediately preceding annual stockholders meeting. Accordingly, notice of stockholder proposals for the 2005 annual meeting must be received by St. Mary between February 10, 2005, and March 12, 2005.

OTHER MATTERS

        Management does not know of any matters other than the election of directors and approval of the Restricted Stock Plan to be brought before the annual meeting of stockholders. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors
David W. Honeyfield Secretary

April 12, 2004

ANNEX A

ST. MARY LAND & EXPLORATION COMPANY

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

As Amended by the Board of Directors on January 22, 2004

I.     Audit Committee Purpose

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to:

  •
  The integrity of the Company's financial statements and financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements.

  •
  The qualifications, independence and performance of the Company's independent auditors.

  •
  The performance of the Company's internal audit function.

  •
  The Company's financial risk assessment and risk management policies.

  •
  The Company's compliance with legal and regulatory requirements relating to the above matters.

  •
  Establishing and maintaining an avenue of communication among the independent auditors, individuals performing the finance, accounting, financial reporting and internal audit functions, management and the Board of Directors.

II.    Audit Committee Authority

        The Audit Committee has the authority to conduct any investigation and to take any other action appropriate to fulfill its responsibilities, and it shall have direct access to the independent auditors as well as to any person in the Company. The Audit Committee has the authority to retain, at the Company's expense, special independent legal, accounting and other advisers and experts it deems necessary to advise and assist the Committee in the performance of its responsibilities. The Company shall provide for appropriate funding, as determined by the Audit Committee, for the payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, compensation to any advisers retained by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

III.  Audit Committee Composition and Meetings

        The Audit Committee members shall meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, Rule 10A-3(b)(1) of the Securities and Exchange Commission ("SEC"), the rules of the New York Stock Exchange and other applicable laws, rules and regulations. Each member of the Audit Committee shall also meet the financial literacy requirements of the New York Stock Exchange. The Audit Committee shall be comprised of at least three Directors appointed by the Board, each of whom shall be an independent non-executive Director without any relationship or activity which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a member of the Committee. All members of the Committee shall have a basic understanding of finance and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise and experience as required by the rules of the New York Stock

Exchange and shall qualify as an "audit committee financial expert" as defined under the rules of the SEC. No member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies.

        The Audit Committee members, including its Chair, shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee members. Members of the Audit Committee may be removed by action by a majority of the independent Directors of the Board.

        The Committee shall meet at least four times annually, pursuant to an annual calendar of scheduled meetings with planned agenda items to be prepared and distributed each year to the members of the Committee, and more frequently as circumstances dictate. The Audit Committee Chair shall prepare an agenda in advance of each meeting. As circumstances dictate but at least twice annually the Committee shall meet privately in separate executive sessions with management, the senior internal audit executive and with the independent auditors to discuss any matters that the Committee or any of these groups believe should be discussed.

IV.    Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this Charter at least annually. Submit amendments of the Charter to the Board of Directors for approval and include the Charter in the proxy statement for the election of Directors at least once every three years in accordance with applicable regulations.

  2.
  Review and discuss the Company's annual audited financial statements, including "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to their final completion and filing with the SEC. Review procedures should include discussions with financial management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

  3.
  Review and discuss with financial management and the independent auditors the Company's quarterly financial statements, including "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to final completion and release of earnings. Discuss any significant changes to the Company's accounting principles, practices and judgments and any items required to be communicated by the independent auditors to the Committee in accordance with Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended.

  4.
  Review and discuss with financial management and, to the extent necessary, the independent auditors earnings press releases and the type and presentation of information to be furnished in earnings press releases, including any pro forma or non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies.

  5.
  Review and discuss with financial management significant findings of the independent auditors and the internal auditors, including the status of previous recommendations, together with management's responses thereto.

  6.
  In consultation with financial management, the independent auditors and internal auditors, review and discuss the integrity of the Company's procedures for financial reporting and internal system of audit and financial and accounting controls, including review and approve an annual report of financial management on the foregoing.

  7.
  Review and discuss with management the Company's risk assessment and risk management guidelines and policies with respect to the Company's significant financial risk exposures, and the steps management has taken as well as the specific guidelines and policies which have been established to monitor, control, mitigate and report such exposures. Such review and discussion shall cover the Company's hedging arrangements and insurance coverage as appropriate.

  Independent Auditors

  8.
  The Audit Committee shall be directly and solely responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Company (including resolution of any disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall have a reporting relationship directly with the Audit Committee. The independent auditors shall be accountable to the Audit Committee and the Board of Directors. The Audit Committee, in conjunction with the Company's financial management and internal control personnel, shall review and evaluate the qualifications, independence and performance of the independent auditors. Such review and evaluation shall include a review and evaluation of the lead partner of the independent auditor, and the Audit Committee shall monitor the regular rotation of the lead audit partner as required by law and shall periodically consider whether, in order to ensure continuing auditor independence, there should be regular rotation of the audit firm itself. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  9.
  The Audit Committee shall approve the fees and any other significant compensation to be paid to the independent auditors. The Audit Committee shall approve in advance any non-audit services to be performed by the auditors, which non-audit services shall be permissible under law and not impair the independence of the auditors. Such pre-approval requirement shall be waived only if the non-audit services meet a de minimis exception allowed by law.

  10.
  The Audit Committee shall take appropriate action to oversee the independence of the auditors. On at least an annual basis, the Committee shall review and discuss with the independent auditors the auditors' independence and all significant services performed for and all relationships they have with the Company that could bear on the auditors' independence. The Committee shall annually receive from the independent auditors a formal written statement delineating all relationships between the auditors and the Company and a letter confirming that in the auditors' professional judgment they are independent of the Company, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

  11.
  Review and approve the independent auditors' engagement letter and audit plan and with respect to the audit discuss with the auditors their scope, staffing, locations, reliance upon management and internal audit, and the general audit approach.

  12.
  Review and discuss with the independent auditors (a) significant issues regarding the Company's financial reporting, accounting standards and principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting standards or principles, (b) the key accounting analyses and decisions affecting the Company's financial statements, including all critical accounting policies and practices to be used, and any analyses prepared by the independent auditors or management setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the rationale for the decisions made, (c) all alternative disclosures and treatments within GAAP for policies and practices related to material items that have been discussed with management, including the effects on the financial statements and other ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors, (d) any significant issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies, (e) the effect of regulatory and accounting initiatives and (f) any audit problems or difficulties encountered and management's response thereto, including any difficulties the auditor encountered in the course of their audit work with respect to any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In addition, the Audit Committee shall review with the auditor any other material written communications between the auditor and management, such as any management letter or schedule of any accounting adjustments that were noted or proposed by the auditor but were not made (due to immateriality or otherwise), and any communications between the audit team and the audit firm's national office with respect to auditing or accounting issues presented by the engagement.

  13.
  Review and discuss at least annually a report from the independent auditors on the auditing firm's internal quality-control procedures, any material issues raised within the preceding five years by the auditors' internal quality-control reviews, by peer reviews of the auditors or by any governmental, professional or other inquiry or investigation relating to any audit conducted by the auditors. The Committee shall also review and discuss steps taken by the auditors to address any such issues in any of the foregoing reviews, inquiries or investigations.

  14.
  Establish policies with respect to the Company's hiring of employees or former employees of the independent auditors.

  15.
  Terminate and replace the independent auditors when determined appropriate solely by the Audit Committee.

  Internal Auditors

  16.
  The internal auditors shall be responsible to senior management, but have a reporting relationship directly with the Audit Committee with respect to internal audit matters. Changes in the senior internal audit executive shall be subject to Audit Committee approval. The Audit Committee, in conjunction with the Company's financial management, shall review and evaluate the performance of the internal audit function, which function shall provide management and the Audit Committee with ongoing assessments of the Company's risk management processes and system of internal control.

  17.
  Review and approve the internal audit plan, scope, responsibilities, budget, staffing, procedures, locations and general internal audit approach.

  18.
  Review and discuss the organizational structure of the internal audit function and the qualifications of internal audit personnel, as needed.

  19.
  Review and discuss the appointment, performance and replacement of the senior internal audit executive.

  Legal Compliance

  20.
  On at least an annual basis, review with the Company's general counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and any inquiries with respect thereto received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

  21.
  Based on the review and discussion of the audited financial statements with management and with the independent auditors, and on the discussion with the independent auditors of the matters required to be discussed by SAS No. 61 and the independent auditors' independence, recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC.

  22.
  Review and discuss with management and the Company's independent engineers the annual evaluation of the Company's oil and gas reserves.

  23.
  Review and discuss with financial management and the independent auditors any off-balance sheet transactions, and the effect of any off-balance sheet structures on the financial statements of the Company

  24.
  Review and approve all related party transactions of the Company.

  25.
  Establish procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters of the Company, and the confidential, anonymous submission by employees of the Company of any concerns regarding accounting or auditing matters.

  26.
  Review and discuss with management certifications provided by management with respect to financial reports filed by the Company with the SEC and the processes utilized therefore.

  27.
  Prepare the Audit Committee Report required by SEC rules to be included in the Company's annual proxy statement.

  28.
  Cause all required corrective actions to be taken with respect to the matters and activities described in this Charter.

  29.
  Perform any other activities consistent with this Charter, the Company's By-Laws or governing laws and regulations as the Committee or the Board deems necessary or appropriate.

  30.
  Maintain minutes of meetings and regularly report to the Board of Directors on significant results of the activities described in this Charter.

  31.
  Present to the Board of Directors annually an evaluation of the performance of the Audit Committee.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. That is the responsibility of management and the independent auditors. It is also not the duty of the Audit Committee to conduct all investigations, other than those contemplated by this Charter, or to ensure compliance with all laws and regulations.

        This Charter shall be amended as appropriate to comply with all applicable requirements of laws and regulations of the SEC and the New York Stock Exchange.

ANNEX B

ST. MARY LAND & EXPLORATION COMPANY

RESTRICTED STOCK PLAN

ARTICLE I
ESTABLISHMENT AND PURPOSE

        1.1   Establishment. St. Mary Land & Exploration Company, a Delaware corporation (the "Company"), hereby establishes a restricted stock plan for key employees, consultants and members of the Board of Directors of the Company or of any subsidiary of the Company. This plan shall be known as the St. Mary Land & Exploration Company Restricted Stock Plan (the "Plan"), and the Company intends to grant awards of restricted stock and/or restricted stock units under the Plan.

        1.2   Purpose. The purpose of the Plan is to enhance the Company's stockholder value by attracting, retaining and motivating key employees, consultants and members of the Board of Directors of the Company and of subsidiaries of the Company, and to encourage and enable them to acquire a proprietary interest in the Company by issuing shares of the Company's common stock to them as incentive compensation.

ARTICLE II
DEFINITIONS AND CONSTRUCTION

        2.1   Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended the term shall be capitalized.

          (a)   "Award" means any award of Restricted Stock or Restricted Stock Units granted to a Participant under the Plan.

          (b)   "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Code" means the Internal Revenue Code of 1986, as amended.

          (e)   "Committee" means the Committee provided for by Article IV hereof, which may be designated by the Board to administer the Plan.

          (f)    "Company" means St. Mary Land & Exploration Company, a Delaware corporation.

          (g)   "Deferral Period" means with respect to a Restricted Stock Unit the period from the date of the Award through the date of settlement of the Award.

          (h)   "Dividend Equivalent" means a right with respect to a Restricted Stock Unit to receive cash, shares of Stock or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding shares of Stock. Dividend Equivalents shall not apply to Restricted Stock Units unless specifically provided for in the Award Agreement.

          (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j)    "Non-Employee Director" means a person who meets the definition set forth in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

          (k)   "Participant" means a participant holding an outstanding Award granted under the Plan.

          (l)    "Plan" means this St. Mary Land & Exploration Company Restricted Stock Plan, as it may be amended from time to time.

          (m)  "Restricted Stock" means an Award under Article VI of shares of Stock that may be subject to certain restrictions and to a risk of forfeiture as set forth in the Award Agreement.

          (n)   "Restricted Stock Unit" means an Award under Article VI of the right to receive Stock or cash or a combination thereof upon settlement at the end of a Deferral Period, subject to the specific terms and conditions of the Award as set forth in the Award Agreement.

          (o)   "Securities Act" means the Securities Act of 1933, as amended.

          (p)   "Stock" means the common stock of the Company, $0.01 par value per share.

        2.2   Construction. Captions and titles contained herein are for convenience of reference only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, any definition of any term herein in the singular also shall include the plural.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

        All current employees, consultants and members of the Board of the Company and of any subsidiary of the Company are eligible to participate in the Plan and be granted Awards under the Plan. Participants in the Plan shall be selected by the Board, in its sole discretion, from among those current employees, consultants and members of the Board of the Company and of any subsidiary of the Company who, in the judgment of the Board, are or were in a position to contribute materially to the Company's continued growth and development and to its long-term success.

ARTICLE IV
ADMINISTRATION

        The Board shall be responsible for administering the Plan.

          (a)   The Board is authorized to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, (iii) provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company with respect to the Plan and (iv) make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations or other actions made or taken by the Board with respect to the Plan and Awards granted under the Plan shall be final, binding and conclusive for all purposes and upon all persons.

          (b)   At the discretion of the Board the Plan may be administered by a Committee composed solely of two or more Non-Employee Directors appointed by the Board (the "Committee"). The members of the Committee may be Directors who are eligible to receive Awards under the Plan, but Awards may be granted to such persons only by action of the full Board and not by action of the Committee. The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including any persons having any interests in any Awards which may be granted under the Plan, and, by resolution or resolutions to provide for the creation and issuance of any Award, to fix the terms and conditions upon which and the time or times at or within which any shares of Stock may be issued by the Company pursuant to such Award. Such terms, time or times shall in every case be set forth or incorporated by reference in the Award Agreement and shall be consistent with the provisions of the Plan.

          (c)   Where a Committee has been designated to administer the Plan pursuant to this Article IV, references in the Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or by the Board.

          (d)   No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE V
SHARES OF STOCK AVAILABLE

        5.1   Total Number of Shares. The total number of shares of Stock hereby made available and reserved for issuance pursuant to Awards granted under the Plan shall be 5,600,000 shares. Notwithstanding anything to the contrary contained in the foregoing, to the extent that options are granted or have been granted under the Company's Stock Option Plan, as amended on May 22, 2003, and as it may be amended from time to time thereafter (the "Stock Option Plan"), or the Company's Incentive Stock Option Plan, as amended on May 22, 2003, and as it may be amended from time to time thereafter (the "Incentive Stock Option Plan"), the shares of Stock reserved for issuance pursuant to Awards granted under this Plan shall be reduced. In addition, to the extent that shares of Stock are issued pursuant to Awards granted under this Plan, the shares of Stock reserved for issuance under the Stock Option Plan and the Incentive Stock Option Plan shall be reduced. The aggregate number of shares of Stock available under the Plan shall be subject to adjustment as provided in Section 5.4.

        5.2   Annual Maximum Number of Shares Issuable to a Single Participant. The maximum number of shares of Stock that may be issued pursuant to this Plan including issuances pursuant to the settlement of Restricted Stock Units previously awarded under the Plan to any one Participant during any calendar year shall be 100,000 shares. Such number of shares of Stock shall be subject to adjustment as provided in Section 5.4.

        5.3   Unused Shares. If an Award shall expire or be forfeited or terminated for any reason without all shares of Stock with respect thereto being or remaining issued, the unissued shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Awards under the Plan.

        5.4   Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock of the Company by reason of a stock dividend or split, recapitalization, reclassification or other similar change or adjustment in capitalization, the number of shares of Stock set forth in this Article V shall be correspondingly adjusted by the Board, whose determination shall be conclusive. In any such case, the number and kind of shares of Stock that are subject to any outstanding Award that has not vested and/or been settled shall be proportionately and appropriately adjusted.

ARTICLE VI
AWARDS

        6.1   Grant of Awards. Subject to Article V, Awards may be granted to current employees, consultants and members of the Board of the Company and any subsidiary thereof at any time and from time to time as determined by the Board. Subject to the terms and provisions of the Plan, the Board shall have complete discretion in determining the terms and conditions and number of shares of Stock subject to each Award. In making such determinations, the Board may take into account the nature of services rendered by such current employees, consultants and members of the Board, their present and potential contributions to the Company and such other factors as the Board in its discretion shall deem relevant.

        6.2   Types of Awards. Subject to the terms and provisions of the Plan, the Board in its discretion may grant Awards of Restricted Stock and/or Restricted Stock Units.

          (a)   Restricted Stock Awards.

            (i)    Nature of Restricted Stock. Restricted Stock may be issued for services rendered with any or no additional purchase price as shall be determined by the Board in its discretion, and may be subject to certain restrictions and to a risk of forfeiture as set forth in the Award Agreement. A Participant to whom a Restricted Stock Award is granted shall, upon issuance of a stock certificate for the shares of Stock issued, have all of the rights of ownership with respect to the shares of Stock subject to such Restricted Stock Award, including the right to vote the same and receive any dividends paid thereon, subject, however, to the terms, conditions and restrictions contained in this Plan and in the applicable Award Agreement.

            (ii)   Forfeiture and Vesting. A Restricted Stock Award Agreement may provide for forfeiture of the Restricted Stock upon termination of the Participant's employment or other relationship with the Company or nonperformance of specified performance goals or measures established by the Board. A Restricted Stock Award Agreement may also provide for (i) vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock to vest and become no longer subject to forfeiture and (ii) holding periods during which the Restricted Stock may not be sold or otherwise transferred.

            (iii)  Certificates and Settlement. Upon an Award of Restricted Stock, the Company shall deliver to the Participant a certificate evidencing the shares of Stock subject to the Award and such certificate shall be imprinted with an appropriate legend referring to or setting forth the applicable restrictions to which such shares are subject. After the shares of Stock are no longer subject to such restrictions, the Company shall, in accordance with the terms and conditions of the Award Agreement and upon the request of the Participant and the surrender by the Participant of the original certificate, settle the completed Restricted Stock Award by providing the Participant with a new certificate for the shares with such legend removed.

          (b)   Restricted Stock Unit Awards.

            (i)    Nature of Restricted Stock Units; Accounts. Each Restricted Stock Unit awarded shall represent a right for one share of Stock to be delivered upon settlement of the Award at the end of the Deferral Period, subject to a risk of forfeiture and cancellation and to the other terms and conditions set forth in the Plan and the Award Agreement. The Company shall establish and maintain a Participant account to record Restricted Stock Units and transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence unfunded obligations of the Company.

            (ii)   Deferral Period and Settlement Date. Except as otherwise provided under the Plan, Restricted Stock Units (if not previously cancelled) shall be settled on or about the date or dates set forth in the Award Agreement. The Board may permit the Participant to elect to further defer settlement (thereby extending the Deferral Period), subject to such terms and conditions as the Board may specify. In addition, unless otherwise determined by the Board, if the Board reasonably determines that any settlement of Restricted Stock Units would result in payment of compensation to a Participant which is not deductible by the Company under Section 162(m) of the Code, such settlement shall be deferred to the extent necessary to avoid payment of such non-deductible compensation, with such deferral continuing only until such date as settlement can be effected without loss of deductibility by the Company under Section 162(m) of the Code.

            (iii)  Cancellation and Vesting. A Restricted Stock Unit Award Agreement may provide for cancellation of the Restricted Stock Units upon termination of the Participant's employment or other relationship with the Company or nonperformance of specified performance goals or measures established by the Board. A Restricted Stock Unit Award Agreement may also provide for vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock Units to vest and become no longer subject to cancellation.

            (iv)  Dividend Equivalents. Restricted Stock Units shall not be credited with Dividend Equivalents unless specifically provided for in the Award Agreement, and then only upon such terms and conditions as set forth in the Award Agreement.

            (v)   Settlement and Certificates. Settlement of a Restricted Stock Unit Award shall be made in accordance with the terms and conditions of the applicable Award Agreement. A Restricted Stock Unit Award Agreement may provide that settlement may be made (A) solely through the issuance of shares of Stock or (B) at the mutual election of the Participant and the Company, in a combination of shares of Stock and cash. In no event shall the total value of Restricted Stock Unit Award settlements with any one Participant during any calendar year exceed the value at the time of settlement of the maximum number of shares of stock issuable to any one participant during any calendar year pursuant to Section 5.2 of the Plan. Upon the settlement of a Restricted Stock Unit Award, the Company shall deliver to the Participant a certificate for the number of shares of Stock issued to the Participant in settlement of the Award.

        6.3   Award Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Award shall be evidenced by an Award Agreement which shall set forth the terms and conditions of such Award, including the number of shares of Stock to which the Award applies, the date or dates upon which such Award shall vest and the circumstances (including termination of employment or failure to satisfy one or more restrictive covenants or other ongoing obligations) under which the Award shall not vest, the time and manner of settlement of the Award, such transfer restrictions which the Board may impose and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Award. Award Agreements need not be identical to other Award Agreements either in form or substance.

          (a)   If not otherwise specified by the Board, the following terms and conditions shall apply to Awards granted under the Plan:

            (i)    Vesting of Award. An Award shall vest pursuant to a vesting schedule as determined by the Board, which vesting schedule may provide that (A) an Award held by a Participant who retires from employment with the Company after having both reached the age of sixty and completed twelve years of service with the Company shall continue to vest in accordance with the vesting schedule set forth in the applicable Award Agreement notwithstanding the termination of the Participant's employment with the Company, provided that prior to full vesting of the Award such Participant does not after such retirement become employed on a full-time basis by a competitor of the Company prior to reaching age sixty-five, and (B) an Award held by a Non-Employee Director of the Company who resigns from the Board after completing at least five years of service to the Company shall become fully vested.

            (ii)   Termination. An outstanding Award that has not vested and been settled shall be cancelled upon the Company's termination of the employment of the Participant for cause.

            (iii)  Acceleration. An outstanding Award shall become fully vested and settled irrespective of its other provisions (A) immediately prior to the completion of the merger or sale of substantially all of the Stock or assets of the Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger), or (B) upon termination of the

    Participant's employment with the Company or a subsidiary thereof because of death, disability or normal retirement upon reaching the age of sixty-five.

            (iv)  Transferability. An outstanding Award that has not vested and been settled or is otherwise restricted by the terms of the Award Agreement as to transferability shall not be transferable by the Participant, and the Participant shall not be permitted to sell, transfer, pledge or otherwise encumber such Award or the shares of Stock issuable in settlement thereof, other than (A) to the person or persons to whom the Participant's rights under such Award pass by will or the laws of descent and distribution, (B) to the spouse or the descendants of the Participant or to trusts for such persons to whom or which the Participant may transfer such Award, (C) to the legal representative of any of the foregoing, or (D) pursuant to a qualified domestic relations order as defined under Section 414(p) of the Code or similar order or agreement relating to the provision of child support, alimony payments or marital property right to a spouse, former spouse, child or other dependent of the Participant. Any such transfer shall be made only in compliance with the Securities Act and the requirements therefor as set forth by the Company.

          (b)   The Board shall be free to specify terms and conditions other than and in addition to those set forth above, in its discretion.

          (c)   All Award Agreements shall incorporate the provisions of the Plan by reference.

        6.4   No Fractional Shares. In no event shall the Company issue fractional shares of Stock pursuant to any Award under the Plan. In the event that any fractional shares would otherwise result from the application of the terms of an Award, the Company shall instead pay cash in lieu of fractional shares on such basis as the Board may determine in its discretion.

        6.5   Performance-Based Compensation. The Board may designate whether an Award is intended to be "performance-based compensation," as that term is used in Section 162(m) of the Code. Any Award designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more objective performance goals or measures as established in advance by the Committee. The performance goals or measures that may be used by the Committee for such Award shall be based on any one or more of the following, as selected by the Committee: (a) increases in, or levels of, net asset value, net asset value per share, pretax earnings, net income and/or earnings per share of the Company and/or one or more regional operations and/or subsidiaries; and/or (b) control of operating and/or nonoperating expenses of the Company and/or one or more regional operations and/or subsidiaries. For an Award intended to be "performance-based compensation," the grant of the Award and the establishment of the performance goals or measures shall be made during the period required under Section 162(m) of the Code and pursuant to the other provisions thereof, and the Committee shall be composed solely of two or more "outside directors" within the meaning of Section 1.162-27(e)(3) of the Treasury Regulations under Section 162(m) of the Code.

ARTICLE VII
STOCKHOLDER PRIVILEGES

        A Participant to whom an Award is granted under the Plan shall not have stockholder privileges with respect to any shares of Stock covered by the Award until the date of issuance of a stock certificate for the shares of Stock issued pursuant to the Award Agreement.

ARTICLE VIII
RIGHTS OF PARTICIPANTS

        Nothing in the Plan shall interfere with or limit in any way the right of the Company or a subsidiary thereof to terminate any employee's employment or consultant's engagement at any time,

nor confer upon any employee or consultant any right to continue to be employed or engaged by the Company or a subsidiary thereof.

ARTICLE IX
AMENDMENT AND TERMINATION OF THE PLAN

        9.1   Amendment and Termination. The Board may at any time terminate and from time to time may amend or modify the Plan. Unless terminated earlier by the Board, the Plan shall terminate upon the expiration of ten years after the date of the adoption of the Plan. Any amendment or modification of the Plan by the Board may be accomplished without approval of the stockholders of the Company, except that stockholder approval shall be required in the event that (a) the amendment or modification would increase the total number of shares of Stock available for issuance under the Plan or (b) stockholder approval of such amendment or modification is required by any law or regulation governing the Company or by any applicable listing standard of a national securities exchange or market on which the Stock is listed for trading.

        9.2   No Impairment of Outstanding Awards. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award under the Plan without the consent of the Participant holding the Award.

ARTICLE X
ACQUISITION, MERGER OR LIQUIDATION

        In the event that an acquisition, merger or liquidation occurs with respect to the Company, the Board may, in its sole discretion, provide that any of the following actions shall be taken by the Company as a result, or in anticipation, of any such event to ensure the fair and equitable treatment of Participants:

          (a)   acceleration of vesting and settlement of outstanding Awards;

          (b)   offer to purchase outstanding Awards from the Participants for the Awards' equivalent cash value, as determined by the Board, as of the date of the acquisition, merger or liquidation, or another specified date; or

          (c)   make adjustments or modifications to outstanding Awards, such as providing for the assumption of outstanding Awards by an acquiror and conversion of the underlying shares of Stock to securities of the acquiror, as the Board deems appropriate to maintain and protect the rights and interests of the Participants following such event.

        Any such action approved by the Board shall be conclusive and binding on the Company, its subsidiaries and all Participants. For purposes of this Article X, an "acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares of Stock are acquired, whether by direct purchase, through a merger or similar corporate transaction or otherwise, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this Article X, a controlling amount shall mean more than fifty percent of the issued and outstanding shares of Stock of the Company.

ARTICLE XI
SECURITIES REGISTRATION

        11.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act, or any other applicable statute, any Awards or any shares of Stock with respect to which an Award may be or shall have been granted, or to qualify any such Awards or shares of Stock under the Securities Act or any other statute, then the Participant shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Awards or shares of Stock.

        11.2 Representations. Unless the Company has determined that the following representation is unnecessary, each person receiving an Award under the Plan may be required by the Company, as a condition to the issuance of shares of Stock pursuant to the Award, to make a representation in writing (i) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof within the meaning of the Securities Act, and (ii) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred without registration thereof. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

ARTICLE XII
TAX WITHHOLDING

        In connection with Awards granted under the Plan, the Company shall have the right to require Participants to remit to the Company amounts sufficient to satisfy any federal, state and local withholding tax requirements, whether such requirements apply upon vesting or upon settlement of the Awards. The Company may in its discretion make loans to Participants of funds sufficient to satisfy any such withholding tax requirements, provided that any such loan shall comply with all applicable laws, rules and regulations and no such loan shall be made to a director or executive officer of the Company in violation of Section 13(k) of the Exchange Act, as adopted pursuant to Section 402 of the Sarbanes-Oxley Act of 2002. The Company shall have the right to require that any permitted transferee of an Award under the Plan who is not an employee of the Company at the time of vesting or settlement of the Award shall be responsible for the payment of all amounts required to satisfy all federal, state and local withholding taxes applicable to such persons with respect to such vesting or settlement of the Award.

ARTICLE XIII
INDEMNIFICATION

        To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or a subsidiary thereof may have to indemnify them or hold them harmless.

ARTICLE XIV
REQUIREMENTS OF LAW

        14.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock pursuant to an Award shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.

        14.2 Governing Law. The Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XV
EFFECTIVE DATE

        The Plan shall be effective as of April 8, 2004, subject to approval by the Company's stockholders.

*    *    *    *    *

        This St. Mary Land & Exploration Company Restricted Stock Plan was adopted by the Board of Directors of St. Mary Land & Exploration Company on April 8, 2004, to be effective upon adoption, subject to approval by the Company's stockholders.

ST. MARY LAND & EXPLORATION COMPANY
By:	/s/ MARK A. HELLERSTEIN Mark A. Hellerstein Chairman of the Board, President and Chief Executive Officer

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The St. Mary Land & Exploration Board of Directors recommends a vote "FOR" the listed nominees.

1.
The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following eight persons to stand for election as directors. As of the date of the accompanying proxy statement, no one has been nominated to serve as director other than the nominees listed below.
01—Barbara M. Baumann, 02—Larry W. Bickle 03—Ronald D. Boone, 04—Thomas E. Congdon	☐	For all nominees listed
05—William J. Gardiner, 06—Mark A. Hellerstein 07—John M. Seidl, 08—William D. Sullivan	☐	Withhold authority to vote for all nominees listed
	☐	For All Except: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

B Approval of Restricted Stock Plan

The St. Mary Land & Exploration Board of Directors recommends a vote "FOR" this proposal.

		For	Against	Abstain
2.	The proposal to approve the St. Mary Land & Exploration Company Restricted Stock Plan to provide for the grant of restricted stock and restricted stock unit awards to employees, consultants and directors of the Company. The approval of this plan will not result in increased dilution because it will not increase the number of shares available for grant as the shares will be limited to those currently available under previously approved stock option plans.	☐	☐	☐

C Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—St. Mary Land & Exploration Company

1776 Lincoln Street, Suite 700
Denver, Colorado 80203

This Proxy is Solicited on Behalf of the Board of Directors For the Annual Meeting of Stockholders on May 26, 2004

The undersigned hereby appoints Mark A. Hellerstein and David W. Honeyfield, or either of them, each with the power to appoint his substitute, as proxies for the undersigned to vote all shares of St. Mary Land & Exploration Company common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 26, 2004, and at any reconvened meeting after any adjournment thereof, as directed on the matters referred to on the reverse side and at their discretion on any other matters that may properly be presented at the meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If this proxy is properly executed but no voting direction is given, this proxy will be voted "For" all director nominees listed on this proxy and the approval of the Restricted Stock Plan.

This proxy also confers discretionary authority to the proxies to vote on any other matters that may properly be presented at the meeting. As of the date of the accompanying proxy statement, St. Mary management did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of St. Mary management.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Your telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and dated your proxy card and returned it in the envelope provided. The telephone and Internet voting procedures are designed to ensure that proxies are handled properly under Delaware law by authenticating votes cast by use of a PIN and allowing you to confirm that your instructions have been properly recorded.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-516-0981 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Time on May 25, 2004.

THANK YOU FOR VOTING

QuickLinks

Notice of Annual Meeting of Stockholders
Proxy Statement Table of Contents
Proxy Statement
ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS
CORPORATE GOVERNANCE
BOARD AND COMMITTEE MEETINGS
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
2003 STOCK OPTION GRANTS
AGGREGATED STOCK OPTION EXERCISES IN 2003 AND DECEMBER 31, 2003 STOCK OPTION VALUE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
RETIREMENT PLANS
EQUITY COMPENSATION PLANS
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS TO BE VOTED ON
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT ACCOUNTANTS
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
FUTURE STOCKHOLDER PROPOSALS
OTHER MATTERS
  ANNEX A
ST. MARY LAND & EXPLORATION COMPANY CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS As Amended by the Board of Directors on January 22, 2004
  ANNEX B
ST. MARY LAND & EXPLORATION COMPANY RESTRICTED STOCK PLAN
ARTICLE I ESTABLISHMENT AND PURPOSE
ARTICLE II DEFINITIONS AND CONSTRUCTION
ARTICLE III ELIGIBILITY AND PARTICIPATION
ARTICLE IV ADMINISTRATION
ARTICLE V SHARES OF STOCK AVAILABLE
ARTICLE VI AWARDS
ARTICLE VII STOCKHOLDER PRIVILEGES
ARTICLE VIII RIGHTS OF PARTICIPANTS
ARTICLE IX AMENDMENT AND TERMINATION OF THE PLAN
ARTICLE X ACQUISITION, MERGER OR LIQUIDATION
ARTICLE XI SECURITIES REGISTRATION
ARTICLE XII TAX WITHHOLDING
ARTICLE XIII INDEMNIFICATION
ARTICLE XIV REQUIREMENTS OF LAW
ARTICLE XV EFFECTIVE DATE